UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2021

CORVEL CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-19291	33-0282651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5128 Apache Plume Road, Suite 400, Fort Worth, Texas	76109
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 390-1416

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	CRVL	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the 2021 Annual Meeting of the stockholders of CorVel Corporation (“CorVel”) held on August 5, 2021, CorVel’s stockholders approved an amendment and restatement of the CorVel Corporation 1991 Employee Stock Purchase Plan (the “Plan”), which is a plan designed to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code, to extend the termination date of the Plan by ten years from September 30, 2021 to September 30, 2031. A summary description of the Plan, as amended, is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 22, 2021 in connection with the Annual Meeting of Stockholders held on August 5, 2021.

The information set forth above is qualified in its entirety by reference to the actual terms of the Plan attached hereto as Exhibit 10.1 and which is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

CorVel Corporation (the “Company”) held its 2021 annual meeting of stockholders on August 5, 2021. The following three proposals were approved by stockholders according to the following final voting results:

1.	To elect the six directors named in the Proxy Statement, each to serve until the 2022 annual meeting of stockholders or until his or her successor has been duly elected and qualified:

Director Candidate	For	Withheld
V. Gordon Clemons	11,389,071	4,115,756
Steven J. Hamerslag	9,408,094	6,096,733
Alan R. Hoops	11,098,724	4,406,103
R. Judd Jessup	9,578,678	5,926,149
Jean H. Macino	11,380,892	4,123,935
Jeffrey J. Michael	9,198,662	6,306,165

Broker Non-Votes	834,568

2.	To ratify the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2022:

For	16,307,593
Against	22,274
Abstain	9,528

3.	To approve the amendment and restatement of the Company’s 1991 Employee Stock Purchase Plan to extend the termination date by ten years from September 30, 2021 to September 30, 2031:

For	15,496,661
Against	4,864
Abstain	3,302
Broker Non-Votes	834,568

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	CorVel Corporation 1991 Employee Stock Purchase Plan, as amended and restated on August 5, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVEL CORPORATION
(Registrant)

Dated: August 11, 2021	/s/ Brandon T. O’Brien
Brandon T. O’Brien
Chief Financial Officer